Shareholders' Equity And Net Income Per Share	12 Months Ended
Dec. 31, 2014
Shareholders' Equity and Net Income Per Share Note [Abstract]
Shareholders' Equity And Net Income Per Share
SHAREHOLDERS’ EQUITY AND NET INCOME PER SHARE
Net Income Per Share
Basic net income per share is computed by dividing net income attributable to Delphi by the weighted average number of ordinary shares outstanding during the period. Diluted net income per share reflects the weighted average dilutive impact of all potentially dilutive securities from the date of issuance and is computed using the treasury stock method by dividing net income attributable to Delphi by the diluted weighted average number of ordinary shares outstanding. For all periods presented, the calculation of net income per share contemplates the dilutive impacts, if any, of the Company’s share-based compensation plans. Refer to Note 21. Share-Based Compensation for additional information. For all periods presented, the effect of the VCP awards was anti-dilutive and therefore excluded from the calculation of diluted net income per share, as discussed in Note 21. Share-Based Compensation.
Weighted Average Shares
The following table illustrates net income per share attributable to Delphi and the weighted average shares outstanding used in calculating basic and diluted income per share:

	Year Ended December 31,
	2014	2013	2012
	(in millions, except per share data)
Numerator:
Income from continuing operations	$1,309	$1,170	$1,027
Income from discontinued operations	42	42	50
Net income attributable to Delphi	$1,351	$1,212	$1,077
Denominator:
Weighted average ordinary shares outstanding, basic	300.27	310.82	322.94
Dilutive shares related to RSUs	1.62	0.98	0.35
Weighted average ordinary shares outstanding, including dilutive shares	301.89	311.80	323.29

Basic net income per share:
Continuing operations	$4.36	$3.76	$3.19
Discontinued operations	0.14	0.14	0.15
Basic net income per share attributable to Delphi	$4.50	$3.90	$3.34
Diluted net income per share:
Continuing operations	$4.34	$3.75	$3.18
Discontinued operations	0.14	0.14	0.15
Diluted net income per share attributable to Delphi	$4.48	$3.89	$3.33
Anti-dilutive securities share impact	—	—	3.15

Share Repurchase Program
In January 2012, the Board of Directors authorized a share repurchase program of up to $300 million of ordinary shares, which was fully satisfied in September 2012. Subsequently, in September 2012, the Board of Directors authorized a share repurchase program of up to $750 million of ordinary shares, which was fully satisfied in April 2014. In January 2014, the Board of Directors authorized a share repurchase program of up to $1 billion of ordinary shares. This share repurchase program provides for share repurchases in the open market or in privately negotiated transactions, depending on share price, market conditions and other factors, as determined by the Company. This program commenced following the completion of the Company's September 2012 share repurchase program in April 2014.
A summary of the ordinary shares repurchased during the years ended December 31, 2014, 2013 and 2012 is as follows:

	Year Ended December 31,
	2014	2013	2012
Total number of shares repurchased	15,041,713	9,106,434	13,421,742
Average price paid per share	$68.05	$50.14	$30.02
Total (in millions)	$1,024	$457	$403

As of December 31, 2014, approximately $166 million of share repurchases remained available under the January 2014 share repurchase program. During the period from January 1, 2015 to February 5, 2015, the Company repurchased an additional $104 million worth of shares pursuant to a trading plan with set trading instructions established by the Company. As a result, approximately $62 million of share repurchases remain available under the January 2014 share repurchase program. All repurchased shares were retired, and are reflected as a reduction of ordinary share capital for the par value of the shares, with the excess applied as reductions to additional paid-in-capital and retained earnings.
New Share Repurchase Program
In January of 2015, the Board of Directors authorized a new share repurchase program of up to $1.5 billion of ordinary shares. This share repurchase program provides for share purchases in the open market or in privately negotiated transactions, depending on share price, market conditions and other factors, as determined by the Company. This program will commence following the completion of the January 2014 share repurchase program described above.
Dividends
On February 26, 2013, the Board of Directors approved the initiation of dividend payments on the Company's ordinary shares and declared a regular quarterly cash dividend. In January 2014, the Board of Directors increased the annual dividend rate from $0.68 to $1.00 per ordinary share. The Company declared and paid cash dividends per common share during the periods presented as follows:

	Dividend	Amount
	Per Share	(in millions)
2014:
Fourth quarter	$0.25	$73
Third quarter	0.25	75
Second quarter	0.25	76
First quarter	0.25	77
Total	$1.00	$301
2013:
Fourth quarter	$0.17	$52
Third quarter	0.17	53
Second quarter	0.17	53
First quarter	0.17	53
Total	$0.68	$211

In addition, in January 2015, the Board of Directors declared a regular quarterly cash dividend of $0.25 per ordinary share, payable on February 27, 2015 to shareholders of record at the close of business on February 18, 2015.
Other
Prior to the completion of the initial public offering on November 22, 2011, net income and other changes to membership interests were allocated to the respective outstanding classes based on the cumulative distribution provisions of the Fourth Amended and Restated Limited Liability Partnership Agreement of Delphi Automotive LLP (the “Fourth LLP Agreement”).
Under the terms of the Fourth LLP Agreement, if cumulative distributions to the members of Delphi Automotive LLP under certain provisions of the Fourth LLP Agreement exceed $7.2 billion, Delphi, as disbursing agent on behalf of DPHH, is required to pay to the holders of allowed general unsecured claims against Old Delphi, $32.50 for every $67.50 in excess of $7.2 billion distributed to the members, up to a maximum amount of $300 million. This contingency is not considered probable of occurring as of December 31, 2014 and accordingly, no reserve has been recorded. Refer to Note 13. Commitments and Contingencies for additional information.